                                                                                                            February 10, 2012

DREYFUS MUNICIPAL BOND OPPORTUNITY FUND

Supplement to Prospectus

dated September 1, 2011

The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management."

The fund's investment adviser is The Dreyfus Corporation.  The fund's primary portfolio managers are Mountaga Aw and Daniel Rabasco, positions they have held since May 2011 and February 2012, respectively. Mr. Aw is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation.  Mr. Rabasco is the Chief Investment Officer for Tax Sensitive Fixed Income at Standish.  Messrs. Aw and Rabasco are also employees of The Dreyfus Corporation.

The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management."

The fund's primary portfolio managers are Mountaga Aw and Daniel Rabasco, positions they have held since May 2011 and February 2012, respectively.  Mr. Aw is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, where he has been employed since March 2010.  Mr. Aw also has been employed by Dreyfus since 2011.  Prior to joining Standish in 2010, Mr. Aw worked at Bank of America where he was head of proprietary tax-exempt relative value trading and previously held positions as a fixed-income strategist at JP Morgan.  Mr. Rabasco is the Chief Investment Officer for Tax Sensitive Fixed Income at Standish, where he has been employed since 1998.  Mr. Rabasco also manages certain other municipal bond funds managed by Dreyfus, where he has been employed since February 2012.